Filed Pursuant to Rule 497(e)
     File No. 333-179562; 811-22668

Diamond Hill Valuation-Weighted 500 ETF (DHVW)

June 29, 2018

Supplement to the
Summary Prospectus dated April 30, 2018

Effective June 30, 2018, Kristen Sheffield, CFA, CIPM, Portfolio Specialist of Diamond Hill Capital Management, Inc., will replace R.H. (Ric) Dillon as the Portfolio Manager to the Diamond Hill Valuation-Weighted 500 ETF (the “Fund”). As a result, all references to Mr. Dillon in the Fund’s Summary Prospectus are deleted and replaced with references to Ms. Sheffield.

Please retain this Supplement with your Summary Prospectus for future reference.

Diamond Hill Valuation-Weighted 500 ETF (DHVW)

June 29, 2018

Supplement to the Prospectus and
Statement of Additional Information (“SAI”), each dated April 30, 2018

Effective June 30, 2018, Kristen Sheffield, CFA, CIPM, Portfolio Specialist of Diamond Hill Capital Management, Inc., will replace R.H. (Ric) Dillon as the Portfolio Manager to the Fund. As a result, the Prospectus and SAI are amended as stated below.

The first paragraph of the section entitled “PORTFOLIO MANAGER” on page 9 of the Prospectus is deleted and replaced with the following:

Ms. Sheffield, CFA, CIPM serves as Portfolio Specialist for Diamond Hill Capital Management, Inc. She joined Diamond Hill in 2014. From 2007 to 2014, Kristen was Director of Investment Operations at WealthStone, Inc.  Ms. Sheffield has a Bachelor of Arts in Mathematics-Economics from Denison University (summa cum laude) and holds the CFA and CIPM designations.

The information in the section entitled “Portfolio Manager” starting on page 17 of the SAI is deleted and replaced with the following:

COMPENSATION

Kristen Sheffield is paid by the Adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors.  Ms. Sheffield also participates in an annual cash and equity variable incentive compensation program that is primarily based on a subjective evaluation of her performance as a Portfolio Specialist for the Adviser.  None of her incentive compensation is based on the value of assets or the performance of the Fund.

Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio manager compensation is not directly tied to product asset growth or revenue; however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of the Adviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. Ms. Sheffield is also eligible to participate in a deferred compensation plan as well as the Diamond Hill Investment Group, Inc. 401(k) Plan and related company match.

SHARE OWNERSHIP

The Fund is required to show the dollar range of the portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of December 31, 2017, Ms. Sheffield did not beneficially own Shares.

CONFLICTS OF INTEREST

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. Therefore, a potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

As of the date of this SAI, Ms. Sheffield does not manage any accounts other than the Fund. Consequently, the Adviser does not anticipate any conflicts of interest in the Portfolio Manager’s management of the Fund relative to other accounts.

All references to Mr. Dillon in the Prospectus and Statement of Additional information should be disregarded.

Please retain this Supplement with your Prospectus and SAI for future reference.